Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jerash Holdings (US), Inc. (the “Company”) on Form 10-K for the fiscal year ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Choi Lin Hung, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2019	/s/ Choi Lin Hung
Choi Lin Hung
Chairman, Chief Executive Officer, President and Treasurer
(Principal Executive Officer)